HILLVIEW INVESTMENT TRUST II
                Hillview Alpha Fund
         Hillview International Alpha Fund

         Supplement dated October 11, 2000
                       to
        Prospectus dated September 1, 2000

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The information in the second paragraph of page 13 of the Prospectus should be deleted in its entirety and replaced with the following:

Deutsche Asset Management was originally founded in 1972 as Morgan Grenfell Investment Services,
Inc. and manages approximately $12 billion in assets as of March 31, 2000. Deutsche Asset
Management is located at One Appold Street,
London, England. Alexander Tedder and Richard
Wilson have primary responsibility for sub-advising the portion of the fund's assets managed by Deutsche Asset Management. Messrs. Tedder and
Wilson are both directors of Deutsche Asset
Management. Mr. Tedder has had responsibility managing equity portfolios for the firm since
1994.  Mr. Wilson serves as the head of the firm's
Pan European Equity product.  The fund pays
Deutsche Asset Management an annual sub-advisory fee of 0.60% of the average daily assets of the first $20 million of the portion of the fund's portfolio it manages, and 0.55% of the average assets of the rest of the portion of the fund's assets it manages (if the breakpoint of $20 million is reached in the first year of the contract; otherwise the breakpoint will be $50 million).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE